UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 2, 2011

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 1150

San Antonio, Texas 78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements in this Current Report on Form 8-K/A constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K/A contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments thereto. Any forward-looking statements included in this Current Report on Form 8-K/A are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

Acquisition of TappIn, Inc.

On December 8, 2011, GlobalSCAPE, Inc. (referred to herein as the “Company”, “we”, “our”, or “us”), filed a Current Report on Form 8-K to report that on December 2, 2011, GlobalSCAPE, Inc. completed its acquisition of TappIn, Inc. (“TappIn”), pursuant to the Agreement and Plan of Merger dated December 2, 2011.

This Amendment No. 1 to Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by the Company on December 8, 2011.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The Report of Independent Certified Public Accountants and audited Financial Statements of TappIn, Inc., including the Balance Sheets as of December 31, 2010 and October 31, 2011 and the related Statements of Operations, Statement of Changes in Stockholders’ Equity and Statements of Cash Flows for the fiscal year ended December 31, 2010 and the ten-month period ended October 31, 2011 and notes thereto, are attached as exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and the nine months ended September 30, 2011 is attached as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K/A.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of TappIn, Inc. listed in Item 9.01 (a) above.

99.2	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ James R. Morris
James R. Morris, Chief Executive Officer
Dated:	February 15, 2012

GLOBALSCAPE, INC.

By:	/s/ Desiree Smith
Desiree Smith, Interim Principal Financial and Accounting Officer
Dated:	February 15, 2012